UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(713) 528-1881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2017, Camber Energy, Inc. (the “Company”, “we” and “us”), entered into two Extension and/or Modification and Release Agreement Commercial Indebtedness, one effective September 30, 2017 and the other effective October 30, 2017 (the “September and October 2017 Extensions”), as borrower, with Richard N. Azar, II (the Company’s Chief Executive Officer and director), Donnie B. Seay (the Company’s director), Richard E. Menchaca, RAD2 Minerals, Ltd. (owned and controlled by Mr. Azar), DBS Investments, Ltd. (controlled by Mr. Seay), and Saxum Energy, LLC, as pledgers (collectively, the “Pledgors”), and International Bank of Commerce, as lender (“IBC”).

On January 31, 2018, the Company entered into another Extension and/or Modification and Release Agreement Commercial Indebtedness with the Pledgors and IBC, effective November 30, 2017 (the “November 2017 Extension” and together with the September and October 2017 Extensions, the “Extensions”).

Pursuant to the Extensions, the Company confirmed the amount outstanding under the $40 million August 25, 2016 loan agreement with IBC ($37,443,308 as of each Extension); IBC agreed that an interest only payment would be due beginning on (a) October 30, 2017 (in connection with the September 2017 Extension), with principal payments of $425,000 per month to begin thereafter, which principal payments were not made, (b) November 30, 2017 (in connection with the October 2017 Extension), with principal payments of $425,000 per month to begin thereafter, which principal payments were not made, and (c) December 30, 2017 (in connection with the November 2017 Extension), with principal payments of $425,000 per month to begin thereafter, which principal payments were not made; the parties agreed that the amounts owed to IBC were payable on demand, provided if no demand was provided, such amounts would be payable by way of monthly payments of $425,000 of principal, plus accrued interest, with the remaining amount owed to IBC due at maturity (August 25, 2019); that the amount owed to IBC will accrue interest at the rate of 2% per annum above the prime rate, subject to a floor of 5.5% (currently 6.25% per annum); if we fail to make any payment due to IBC within 10 days of its due date, IBC is due a late payment of 5% of the amount past due (subject to a minimum of $10 and a maximum of $1,500 per late payment); and we and the Pledgors released IBC from any claims we had against IBC as of the date of each of such releases.

IBC had previously agreed to waive the Company’s obligation to make the August 30, 2017 $425,000 monthly principal payment pursuant to an Extension Agreement.

The foregoing descriptions of the Extensions and the Extension Agreement are qualified in their entirety by reference to the full text thereof which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Loan Agreement dated August 25, 2016, between Lucas Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as guarantors, and International Bank of Commerce, as lender (Filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Commission on August 31, 2016, and incorporated herein by reference)(File No. 001-32508)
10.2*	Extension Agreement between Camber Energy, Inc. and International Bank of Commerce relating to the August 30, 2017 payment
10.3*	Extension and/or Modification and Release Agreement Commercial Indebtedness effective September 30, 2017, by Camber Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as pledgors, and International Bank of Commerce, as lender
10.4*	Extension and/or Modification and Release Agreement Commercial Indebtedness effective October 30, 2017, by Camber Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as pledgors, and International Bank of Commerce, as lender
10.5*	Extension and/or Modification and Release Agreement Commercial Indebtedness effective November 30, 2017, by Camber Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as pledgors, and International Bank of Commerce, as lender

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By: /s/ Richard N. Azar II
Name:	Richard N. Azar II
Title:	Chief Executive Officer

Date: February 2, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Loan Agreement dated August 25, 2016, between Lucas Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as guarantors, and International Bank of Commerce, as lender (Filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Commission on August 31, 2016, and incorporated herein by reference)(File No. 001-32508)
10.2*	Extension Agreement between Camber Energy, Inc. and International Bank of Commerce relating to the August 30, 2017 payment
10.3*	Extension and/or Modification and Release Agreement Commercial Indebtedness effective September 30, 2017, by Camber Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as pledgors, and International Bank of Commerce, as lender
10.4*	Extension and/or Modification and Release Agreement Commercial Indebtedness effective October 30, 2017, by Camber Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as pledgors, and International Bank of Commerce, as lender
10.5*	Extension and/or Modification and Release Agreement Commercial Indebtedness effective November 30, 2017, by Camber Energy, Inc., as borrower, Richard N. Azar, II, Donnie B. Seay, Richard E. Menchaca, RAD2 Minerals, Ltd., DBS Investments, Ltd., and Saxum Energy, LLC, as pledgors, and International Bank of Commerce, as lender

*Filed herewith.